AZX100
Overview &
Corporate Development Strategy
February 2009

Safe Harbor Statement
◆ Statements in this presentation or otherwise attributable to Capstone Therapeutics (trade name of OrthoLogic Corp.) regarding our business that are not historical facts are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
 1995. These forward-looking statements, which include the timing and acceptability of FDA filings and the efficacy and marketability of potential products, involve risks and uncertainties that could cause actual results to differ materially from predicted results.
 These risks include: delays in obtaining or inability to obtain FDA, institutional review board or other regulatory approvals of pre-clinical or clinical testing; unfavorable outcomes in our pre-clinical and clinical testing; the development by others of competing technologies and therapeutics that may have greater efficacy or lower cost; delays in obtaining or inability to obtain FDA or other necessary regulatory approval of our products; our inability to successfully and cost effectively develop or outsource manufacturing and marketing of any products we are able to bring to market; changes in FDA or other regulations that affect our ability to obtain regulatory approval of our products, increase our manufacturing costs or limit our ability to market our product; affects on our stock price and liquidity if we are unable to meet the requirements for continued listing on the NASDAQ Global Market; our possible need for additional capital in the future to fund the continued development of our product candidates; and other factors discussed in our Form 10-K for the fiscal year ended
 December 31, 2007, and other documents we file with the Securities and Exchange
 Commission.

Capstone Overview
Capstone is a Clinical-Stage Biopharmaceutical Company
◆ AZX100 - Entering Phase 2 in Dermal Scarring 1Q2009
 ► Synthetic peptide with demonstrated effects
 ● Anti-fibrotic
 ● Smooth muscle relaxation
◆ Chrysalin® (TP508) - Pre-Clinical Proof-of-Concept in
 Acute Myocardial Infarction
 ► Synthetic peptide with demonstrated effect in vascular endothelial dysfunction
 ► Excellent safety profile in 565 human subjects in other indications
◆ Strong IP portfolio
◆ Internal Product Development Capabilities
 ► 26 FTEs (10 PhD and/or MD)
 ► Experienced management, public company infrastructure
 ► Expertise in science, pre-clinical, regulatory, clinical, administration

Capstone 2008 Summary
Capstone Report Card 2008
◆ Achieved All Corporate Objectives
◆ AZX100
 ► Successful Phase 1a safety study (30 subjects)
 ● Met safety endpoint
 ► Successful Phase 1b safety study (40 subjects)
 ● Met safety endpoint
 ● Significant pharmacologic effect
 ● Trend of efficacy in scar reduction
 ► Pre-clinical progress in additional high-value indications
 ► Published fibroblast mechanism data
◆ Chrysalin (TP508)
 ► Completed landmark pre-clinical proof-of-concept AMI study
 ► Published key studies on cellular effects / mechanism of action
 ► Initiated corporate partnering process

AZX100
AZX100

5mm
P21 t01

© 2008 Logical Images, Inc

© 2007 Logical Images, Inc

Keloid Scars
• Overgrowth of dense fibrous
 tissue
• Extend beyond borders of
 original wound
• Do not regress
 spontaneously
• Tend to recur after excision
Hypertrophic Scars
• Red, itching, raised fibrous lesions
• Typically do not expand beyond
 boundaries of initial injury
• May undergo partial spontaneous
 resolution
• Common after thermal and other
 injuries that involve deep dermis
Atrophic (Normal) Scars
• Various types:
 • Flat, pale
 • Sunken
 • Red, dark, raised
 • Result from surgery, burns
  acne
Dermal Scarring: Range of Indications

AZX100 Dermal Scarring - Compelling Rationale
◆ Cellular (in vitro)
 ► AZX100 decreased expression of CTGF & Type 1 collagen
 ► AZX100 decreased stress fiber formation & altered morphology of human dermal keloid fibroblasts
◆ Pre-Clinical
 ► AZX100 significantly improved collagen organization in Siberian hamster scarring model
◆ Clinical
 ► Phase 1a & 1b Safety Profile
 ► Phase 1b - Strong pharmacologic signal & early signal of efficacy
◆ Commercial Potential
 ► 21 million surgical procedures performed annually in the U.S. that can result in some form of dermal scarring
◆ Conclusion: Initiate Phase 2 Program

AZX100 Phase 2 Dermal Scarring
◆ Initiation: 1Q2009
◆ Four clinical trial sites; n~150
◆ Arthroscopic shoulder surgery subjects
◆ Multiple doses, administrations
 ►Intra-patient control
◆ Efficacy endpoints
 ►Use of validated criteria
 ►2D/3D digital photography; visual, other scoring scales
◆ Biopsies of scar sites
◆ Interim analysis late 2009; 12-month follow-up

AZX100 Phase 2 Keloid Pilot Study
◆ Initiation: 1Q2009
◆ Two clinical trial sites; n~30
◆ Volunteers - keloid scar excision
◆ Multiple doses, administrations
◆ Placebo control
◆ Efficacy endpoints
 ►Use of validated measurement criteria
 ►2D/3D digital photography; visual, other scoring scales
◆ Informal observational analysis late 4Q2009 for
 internal purposes; 12-month follow-up

Indication (Site)	Pre-Clinical Studies	IND	Phase 1	Phase 2	Status
Dermal / Hypertrophic Scarring					• Phase 1a: ➢ Initiated: Feb-2008 ➢ Results: May-2008 • Phase 1b: ➢ Initiated Jul-2008 ➢ Results: Dec-2008 • **Initiate Phase 2: 1Q2009**
Keloid Pilot Study					• **Initiate Phase 2: 1Q2009**
Asthma (β-agonist refractory) (LRRI)					• Early data indicate positive effect in certain models • Evaluating in additional model 1Q2009
Pulmonary Fibrosis (LRRI)					• Developing 2nd model to test effect; 1Q2009
Intimal Hyperplasia • Vascular (Renal) Access (U. of Cin)					• Early data demonstrate effectiveness • Awaiting confirmatory data 1Q2009

CAPSTONE

Capstone Pipeline
AZX100 Status Report
Under Existing Dermal IND

Chrysalin®

Capstone Pipeline

Chrysalin Development Focus: Vascular Applications

Indication (Site)	Pre-Clinical Studies	IND	Phase 1	Status	Status / Results
Chronic Myocardial Ischemia (Texas A&M)				• Proof-of-Concept Model Completed	• Statistically Significant Effect on Revascularization of Ischemic Tissue • Published Sep-2008
Acute Myocardial Infarction (Beth Israel Deaconess / Harvard)				• Proof-of-Concept Model Completed	• Statistically Significant Reduction in Size of Infarct • **First-Ever Reported Success in Standard Model of VED, AMI & Hypercholesterolemia**

Capstone Financial Summary
Capstone Key Financial Facts
◆ $48.0MM cash (31-Dec-2008)
 ►Favorable to guidance
◆ No long-term debt
◆ 52-wk Range: $0.40 - $1.29
◆ Mkt Cap as of February 5, 2009 : ~$18.3MM

Capstone Cash Burn
	Guidance	Actual
2006	Orig: $35.0MM Rev: $15.0-$17.5MM	$13.4MM
2007	$18.0 - $19.0MM	$9.6MM
2008	$13.0 - $15.0MM	$12.6MM (includes $1.041MM stock repurchase)
2009	$14.0 - $16.0MM
Capstone Manages Cash with Discipline

Capstone Therapeutics - Value Potential
◆Unique molecules targeting high-value
 indications
◆Near-term value-creating events
◆Cash resources
◆Value Creation in 2009
 ►AZX100 Phase 2 Program in Dermal Scarring
 ►AZX100 Keloid Pilot Study
 ►Chrysalin Corporate Partnering in AMI

NASDAQ: CAPS

www.capstonethx.com

Capstone Therapeutics

1275 West Washington Street - Suite 101

Tempe, AZ 85281

(602) 286-5520